SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party Other Than the Registrant     ☐

Check the appropriate box:

☐     Preliminary Proxy Statement

☒     Definitive Proxy Statement

☐     Definitive Additional Materials

☐     Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

☐     Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

OPTIMUMBANK HOLDINGS, INC.

(Name of Registrant as Specified in Its Articles of Incorporation)

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2005 PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of OptimumBank Holdings, Inc.  will be held at the

OPTIMUMBANK GALT OCEAN MILE BRANCH

3524 North Ocean Boulevard

Fort Lauderdale, Florida

on April 28, 2005, at 10:00 A.M.

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT!

       Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save the Company the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote your shares by mail.

Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help the Company reduce postage and proxy tabulation costs.

Or, if you prefer, you can return the enclosed Proxy Card in the envelope provided.

PLEASE DO NOT RETURN THE ENCLOSED PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

VOTE BY INTERNET

http://www.continentalstock.com/

24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Go to the following website

http://www.continentalstock.com/

Have your Proxy Card in hand and follow the instructions.

VOTE BY TELEPHONE

1-866-894-0537 via touch tone phone

toll-free 24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Call 1-866-894-0537.

Have your Proxy Card in hand and follow the instructions.

April 1, 2005

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of OptimumBank Holdings, Inc., which will be held at the OptimumBank Galt Ocean Mile Branch, 3524 North Ocean Boulevard, Fort Lauderdale, Florida 33308, on April 28, 2005, at 10:00 a.m.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

Sincerely,

Albert J. Finch

Chairman of the Board and

Chief Executive Officer

OPTIMUMBANK HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 28, 2005

To the Shareholders:

The annual meeting of the shareholders of OptimumBank Holdings, Inc. will be held at the OptimumBank Galt Ocean Mile Branch, 3524 North Ocean Boulevard, Fort Lauderdale, Florida 33308, on April 28, 2005, at 10:00 a.m. for the following purposes:

1.	To elect directors.

2.	To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on March 18, 2005, are entitled to notice of, and to vote at, this meeting.

By order of the Board of Directors

Albert J. Finch

Chairman of the Board and Chief Executive Officer

Fort Lauderdale, Florida

April 1, 2005

IMPORTANT

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

OPTIMUMBANK HOLDINGS, INC.

2477 EAST COMMERCIAL BOULEVARD

FORT LAUDERDALE, FLORIDA 33308

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 28, 2005

This Proxy Statement, which was first mailed to shareholders on or about April 1, 2005, is furnished in connection with the solicitation of proxies by the Board of Directors of OptimumBank Holdings, Inc. (the “Company” or “OptimumBank Holdings”), to be voted at the annual meeting of the shareholders of the Company, which will be held at 10:00 a.m. on April 28, 2005, at the OptimumBank Galt Ocean Mile Branch, 3524 North Ocean Boulevard, Fort Lauderdale, Florida 33308, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting.  A shareholder may revoke a proxy by delivering a signed statement to the President of the Company at or prior to the annual meeting or by executing and delivering another proxy dated as of a later date.  The Company will pay the cost of solicitation of proxies.

Shareholders of record at the close of business on March 18, 2005 will be entitled to vote at the meeting on the basis of one vote for each share held.  On March 18, 2005, there were 2,661,502 shares of common stock outstanding, held of record by 251shareholders.

PROPOSAL 1:  ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

NOMINEES

The Company’s Board of Directors currently consists of ten members.  Ten directors are to be elected at the annual meeting to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The Board of Directors has nominated all ten of the current directors for re-election at the 2005 annual meeting, based on the recommendation of the Company’s independent directors.

The accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. The election of the Company’s directors requires a plurality of the votes cast in person or by proxy at the meeting. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee to be designated by the Board of Directors.  Except as otherwise indicated, the directors listed below have had no change in principal occupation or employment during the past five years.

Albert J. Finch, 67, has served as the Chairman of the Board and Chief Executive Officer of the Company since its incorporation in March 2004, and of OptimumBank since it opened for business in October 2000.   Prior to that time, Mr. Finch served as President of Finch Financial Services Corporation, a financial consulting firm, from January 1997 to September 2000.

Richard L. Browdy, 52, has served as the President, Chief Operating Officer, Chief Financial Officer, and director of the Company since March 2004, and of OptimumBank since October 2000.  He was a consultant from 1999 to 2000.

Michael Bedzow, 53, has been a director of the Company since March 2004, and of OptimumBank since October 2000. Mr. Bedzow has served as the President of Groupe Pacific, a real estate development organization located in Aventura, Florida, since 2001.  From 1980 to 2000, Mr. Bedzow served as President of the law firm of Bedzow, Korn, et al, P.A.

Sam Borek, 54, has been a director of the Company since March 2004, and of OptimumBank since August 2001.  He is the managing partner of the law firm of Borek & Goldhirsh located in Wilmette,

Illinois.  Mr. Borek has also served as a director of NCB Holdings, Inc., a bank holding company located in Chicago, Illinois, since 1998.

Irving P. Cohen, 64, has been a director and Vice Chairman of the Company since March 2004, and of OptimumBank since April 2002.  Since January 2004, he has been of counsel, and from 1995 to January 2004, a partner, with  the law firm of Thompson Hine LLP, in Washington, D.C.

Gordon Deckelbaum, 55, has been a director of the Company since March 2004, and of OptimumBank since October 2000.  He is the President and owner of Premier Developers, a real estate development company located in Dania Beach, Florida.

Paul B. Fay, Jr., 86, has been a director of the Company since March 2004, and of OptimumBank since October 2000.  Mr. Fay is the President and Chief Executive Officer of The Fay Improvement Company, a financial consulting firm located in San Francisco, California.  Mr. Fay is also a director of Vestaur Securities, Inc. and First American Corporation, Inc.

H. David Krinsky, 46, has been a director of the Company since March 2004, and of OptimumBank since October 2000.  Mr. Krinsky is the President of Maxim Properties, Inc., a commercial real estate development and property management company located in New York City.

Wendy Mitchler, 51, has been a director of the Company and OptimumBank since January 2005.  She is the owner of the law firm of Wendy Mitchler, Attorney at Law, located in Fort Lauderdale, Florida.

Larry Willis, 52, has been a director of the Company since its incorporation in March 2004, and of OptimumBank since August 2001.  Mr. Willis is the Vice President of Annette Willis Insurance Agency, Inc., a licensed insurance agent located in Miami, Florida.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEES.

Executive Officers Who Are Not Directors

The following information is provided for the one executive officer who is not a director of the Company:

Thomas A. Procelli, 51, joined OptimumBank as its Executive Vice President in October 2000.   Prior to joining OptimumBank, Mr. Procelli served as the Executive Vice President and Operations Officer for Enterprise National Bank of Palm Beach, of West Palm Beach, Florida, from March 1998 to August 2000.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Directors’ Independence

The Board has affirmatively determined that the following seven members of the Board are “independent” as defined in The NASDAQ Stock Market (“NASDAQ”) listing standards:  Michael Bedzow, Sam Borek, Irving P. Cohen, Gordon Deckelbaum, Paul B. Fay, Jr., H. David Krinsky and Larry Willis, Albert J. Finch and Richard L. Browdy, who are employees of the Company, and Wendy Mitchler, who serves as general counsel for the Company, are not considered “independent”.

Directors’ Compensation

During 2004, each non-employee director received a $200 fee for each board meeting attended payable in Company common stock under the Company’s non-employee director fee compensation and stock purchase plan.  In February 2005, the Company’s non-employee directors purchased 1,534 shares under this plan with their directors’ fees for 2004.  A total of 15,000 shares have been authorized for issuance to non-employee directors under the plan.

In addition, non-employee directors have received option grants.  Upon becoming a director, each non-employee director received a grant of options to acquire 10,000 shares of common stock under the Company’s stock option plan.  Each non-employee director in office in June 2004 received an option to acquire 5,000 shares of the Company’s common stock vesting over five years.  Directors who are also salaried employees of the Company do not receive additional compensation for their service as directors.

The Board of Directors Meetings and Committees

OptimumBank Holding’s Board of Directors met 11 times during 2004. Each of the members of the Board of Directors attended at least 75% of the meetings of the Board and committees on which he served, except for Paul B. Fay, Jr.  The Company’s Board of Directors has established several standing committees, including the Audit and Compensation Committees.

Compensation Committee.  The Compensation Committee consists of Sam Borek, Chairman, Paul B. Fay, Jr., and Gordon Deckelbaum.  The Compensation Committee met one time during 2004. The Compensation Committee recommends the compensation arrangements for executive management and officers.

Nominating Committee.  The Company has no formal nominating committee or nominating committee charter but rather all the members of the Board and, specifically, a majority of the eight, independent members of the full Board, perform the functions of a nominating committee. The independent directors are responsible for recommending for the Board’s selection the slate of director nominees for election.  The Board, including the independent directors, evaluates new candidates and current directors, and recommends candidates to fill vacancies occurring between annual shareholder meetings.  All of the director nominees of the Company set forth in the Proposal entitled "Election of Directors and Management Information" were recommended to the Board by a majority of the independent directors of the Company.  The Board in its capacity as the nominating committee held one meeting during 2004.  The Board of Directors believes it is appropriate for the Company to nominate its director nominees through a majority of the independent directors of the full Board and not through a separate nominating committee due to its belief that all directors should participate fully in the nomination process.

The Board initially looks to nominating its existing directors for re-election to the Board as appropriate or to other Director nominees proposed, as appropriate, by individual directors, and in doing so considers each director's independence, if required, share ownership, skills, performance and attendance at the Board and respective committee meetings.  In evaluating any candidates for potential director nomination, the Board of Directors, and specifically a majority of the independent, non-employee directors will consider candidates that are independent, if required, who have a significant equity investment in the Company, who possess personal and professional integrity, have good business judgment, relevant experience and skills, including financial, real estate and/or legal expertise, who would be effective as a Director in conjunction with the full Board and whose interests are aligned with the  long-term interests of the Company's shareholders.

The Board, including its independent directors, will also consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the President of the Company at the principal executive offices of the Company not later than the close of business on the 120th day prior to the first anniversary of the date on which the Company first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders.  The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the SEC’s proxy rules.  Stockholders should be aware that it is the general policy of the Company to re-nominate qualified incumbent directors, and that, absent special circumstances, the Board will not consider other candidates when a qualified incumbent consents to stand for re-election.

Audit Committee. The Audit Committee of the Board of Directors is responsible for the oversight of the Company’s financial and accounting reporting processes and the audits of the Company’s financial statements. The Audit Committee is currently composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors.   Irving P. Cohen, Chairman,

Gordon Deckelbaum, and Sam Borek make up the Board’s Audit Committee.  Mr. Borek was appointed to the Audit Committee on March 31, 2005, by the Board of Directors after Stephen Markowitz, a former director and member of the Audit Committee, resigned as a director effective March 14, 2005.

The Board has determined that each member of the Audit Committee is financially literate and independent in accordance with NASDAQ listing standards and that Irving P. Cohen is an “audit committee financial expert” as defined by Securities and Exchange Commission (“SEC”) rules.  The Audit Committee met seven times during 2004.  A Report from the Audit Committee is included below.

REPORT OF THE AUDIT COMMITTEE

The primary purpose of the Audit Committee is to oversee the Company’s financial and accounting reporting processes and the audits of the Company’s financial statements. The Committee’s function is more fully described in its charter.  The Board annually reviews the NASDAQ listing standards’ definition of independence for audit committee members and has determined that each member of the Committee meets that standard.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent auditor, Hacker, Johnson & Smith, PA, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2004 with the Company’s management and has discussed with Hacker, Johnson & Smith, PA, the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended, “Communication with Audit Committees,” and SEC Regulation S-X, Rule 2-07.   In addition, Hacker, Johnson & Smith, PA, has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Hacker, Johnson & Smith, PA, their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission, and selected Hacker, Johnson & Smith, PA, as their independent auditor for 2005.

AUDIT COMMITTEE

Irving P. Cohen, Chair

Gordon Deckelbaum

Attendance by Directors at Annual Shareholders’ Meetings

The Company does not have a policy that requires directors to attend the Annual Meeting, but it encourages its directors to do so.  Nine members of the 2004 board of directors, which consisted of eleven members at the time, attended last year’s Annual Meeting

Shareholder Communications with the Board of Directors

The Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of OptimumBank Holdings, Inc. at 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, attention: Richard L. Browdy, President.  All communications will be compiled by the President and submitted to the members of the Board.

INFORMATION REGARDING BENEFICIAL OWNERSHIP

OF PRINCIPAL SHAREHOLDERS, DIRECTORS, AND MANAGEMENT

The following table sets forth, as of March 18, 2005, information regarding the beneficial ownership of the Company’s common shares by all directors, the Company’s three executive officers, and the directors and executive officers as a group.  To the Company’s knowledge, as of March 18, 2005, no shareholder owned more than 5% of the outstanding shares of OptimumBank Holdings common stock other than the individuals listed below, each of whom is a director of the Company.

Name of Beneficial Owner	Number of Shares Owned(1)		Right to Acquire(2)	% of Beneficial Ownership
Albert J. Finch, Chairman of the Board and Chief Executive Officer	83,500		30,000	4.06%
Richard L. Browdy, President, Chief Financial Officer and Director	11,600	(3)	30,000	1.49%
H. David Krinsky, Director (5)	235,352	(3) (4)	12,000	8.84%
Gordon Deckelbaum, Director (5)	150,644		12,000	5.81%
Sam Borek, Director (5)	143,513	(3) (4)	12,000	5.56%
Paul B. Fay, Jr., Director	105,589		12,000	4.20%
Michael Bedzow, Director	102,439	(3)	0	3.66%
Larry Willis, Director	67,719	(3)(4)	12,000	2.85%
Irving P. Cohen, Director	43,254	(3)	4,333	1.70%
Thomas A. Procelli, Executive Vice President, OptimumBank	13,300	(3)	12,000	0.90%
Wendy Mitchler, Director	8,400			0.30%
Executive officers and directors as a group (11 persons)	965,310		136,333	39.37%

____________

(1)

Includes shares for which the named person has sole voting and investment power, has shared voting and investment power with a spouse, or holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

(2)

Includes shares that may be acquired within the next 60 days by exercising stock options.

(3)

Includes shares held by wife or children.

(4)

Includes shares held by an entity controlled by reporting person.

(5)

The address for the named person is c/o OptimumBank Holdings, Inc., 2477 East Commercial Boulevard, Fort Lauderdale

FL 33308

INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

The following table shows the compensation paid by the Company to its three executive officers for 2002, 2003 and 2004.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(3)	Number of Securities Underlying Options
Albert J. Finch Chairman of the Board and Chief Executive Officer	2002 2003 2004	$125,000 $170,000 $200,000	$ 0 $16,000 $ 0	$ 0 $ 0 $ 0	12,500 — 25,000
Richard L. Browdy President	2002 2003 2004	$120,000 $150,000 $175,000	$ 0 $14,000 $ 0	$5,187 (1) $2,826 (2) $5,187 (1) $3,140 (2) $1,008 (1) $3,140 (2)	12,500 — 25,000
Thomas A. Procelli Executive Vice President, OptimumBank	2002 2003 2004	$ 90,000 $100,000 $110,000	$ 0 $ 5,000 $ 0	$ 0 $ 0 $ 0	5,000 — 5,000

____________

(1)

Lease payment for a company car.

(2)

Reimbursement of life insurance premiums under agreement between the Company, Mr. Finch and Mr. Browdy.

(3)

The Company provides the three executive officers with certain group health, medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules.

The following table sets forth certain information about the stock option awards that were made to the Company’s three executive officers during 2004.

OPTION GRANTS IN LAST FISCAL YEAR (a)

Name of Holder	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date

Albert J. Finch	25,000	20.1%	$10.00	June 2014
Richard L. Browdy	25,000	20.1%	$10.00	June 2014
Thomas A. Procelli	5,000	4.01%	$10.00	June 2014

______

(a) All options described in table vest and become exercisable ratably over five years (20% per year) beginning on the first anniversary of the date of grant.

The following table sets forth certain information about option exercises during 2004 by the Company’s three executive officers and the value of their unexercised options at the end of the year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Name of Holder	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2003 Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at December 31, 2004 Exercisable/Unexercisable(a)

Albert J. Finch	0	$0	30,000 / 32,500	$389,100 / 421,525
Richard L. Browdy	0	$0	30,000 / 32,500	$389,100 / 421,525
Thomas A. Procelli	0	$0	12,000 / 8,000	$155,640 / 103,760

________

(a)  Amounts were calculated using the closing price of the common stock on December 31, 2004 which was $12.97.

Termination of Employment Agreement. The Company is a party to a stock purchase agreement with Richard Browdy and Albert Finch which provides for the purchase and ownership by Mr. Browdy of a $500,000 life insurance policy on Albert Finch, with the annual premiums for such policy reimbursable by the Company.  Upon Mr. Finch’s death, Mr. Browdy is required to purchase with the proceeds of the policy any of the Company’s common shares held in Mr. Finch’s estate at the greater of $6.75 per share or the fair market value of the shares. The agreement does not prevent Mr. Finch from transferring any of his Company stock prior to his death.  In the event that the aggregate purchase price is less than the death benefit, Mr. Browdy is entitled to the excess proceeds.  For a period of five years after Mr. Finch's death, if Mr. Browdy‘s employment is terminated for cause or voluntarily by Mr. Browdy, the Company has the right to purchase any non-vested shares from Mr. Browdy for $1,000.   Mr. Browdy vests in the shares over his five-year period of employment following Mr. Finch’s death, with 40% vesting after the first year, and 15% each year thereafter.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company offers loans in the ordinary course of business to its directors and executive officers and their related interests.  Applicable law requires that these loans be on substantially the same terms, including price, or interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and must not involve more than the normal risk of repayment or present other unfavorable features.  Loans to individual directors and executive officers must also comply with the Company’s lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of such loan application.  In 2004, the Company had no loans to executive officers or directors.

In 2004, the Company retained Wendy Mitchler, Attorney at Law, as general counsel. Wendy Mitchler, a director of the Company, is the owner of the law firm of Wendy Mitchler, Attorney at Law.  During 2004, the Company paid Wendy Mitchler approximately $78,460 in legal fees for regulatory, corporate and other matters. In addition, payments totaling approximately $90,000 in 2004 were made by borrowers to the law firm in connection with closings for OptimumBank.

The Company has purchased commercial insurance coverage on its corporate headquarters building through Annette Willis Insurance Agency, Inc. (“Annette Willis”).  Larry Willis, a director of the Company, is a vice president and member of the Board of Directors of Annette Willis.  The total amount paid for this policy in 2004 was $13,017.  The Company believes that the premiums paid on the policy obtained through Annette Willis are comparable to those that would be paid for policies obtained through unaffiliated agencies.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Sam Borek filed two late reports on Form 4 to report open market purchases of shares due to an administrative oversight by the Company.  Michael Bedzow filed a late report on Form 4 to report a stock option grant in June 2004 due to an administrative oversight by the Company.

INDEPENDENT ACCOUNTANTS

The following is a summary of the fees billed to the Company by Hacker, Johnson & Smith, PA, for professional services rendered for the years ended December 31, 2003 and 2004:

Fee Category	2003 Fees	2004 Fees
Audit Fees	$26,000	$29,500
Tax Fees	4,000	4,500
All Other Fees	1,500	0
Total Fees	$31,500	$34,000

Audit Fees.    Consists of fees billed for professional services rendered for the audit of the Company’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Hacker, Johnson & Smith, PA in connection with statutory and regulatory filings or engagements.

Tax Fees.    Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance.

All Other Fees.    Consists of fees for services other than the services reported above. In 2003, these services consisted of certain agreed-upon procedures with respect to Federal Home Loan Bank advances.

Policy on Audit Committee Pre-Approval of Audit and
Non-Audit Services of Independent Accountants

Consistent with SEC rules regarding auditor independence, the Company’s Audit Committee Charter requires the Audit Committee to pre-approve all audit services and non-audit services permitted by law and Audit Committee policy (including the fees and terms of such services) to be performed for the Company by the independent auditors, subject to the "de minimis" exceptions for non-audit services described in SEC rules that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate pre-approval authority to a member of the committee. The decisions of any committee member to whom pre-approval is delegated must be presented to the Audit Committee at its next scheduled meeting.

A representative from Hacker, Johnson & Smith, PA, independent public auditors for the Company for 2004 and the current year, is expected to be present at the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Proposals of shareholders intended to be presented at the next annual meeting of the Company expected to be held in April 2006, must be in writing and received by the President of OptimumBank Holdings, Inc. at its main offices, 2477 East Commercial Boulevard, Fort Lauderdale, FL 33308, no later than December 1, 2005. If such proposal or proposals are in compliance with applicable rules and regulations, they will be included in the Company’s proxy statement and form of proxy for that meeting.

HOW TO OBTAIN FORM 10-KSB

OPTIMUMBANK HOLDINGS WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, INCLUDING THE FINANCIAL STATEMENTS AND LIST OF EXHIBITS, AND ANY PARTICULAR EXHIBIT SPECIFICALLY REQUESTED. REQUESTS SHOULD BE SENT TO OPTIMUMBANK HOLDINGS, INC., ATTN:  RICHARD L. BROWDY, PRESIDENT, 2477 EAST COMMERCIAL BOULEVARD, FORT LAUDERDALE, FL 33308.  THE ANNUAL REPORT ON FORM 10-KSB IS ALSO AVAILABLE ELECTRONICALLY AT THE SEC’S INTERNET WEBSITE WWW.SEC.GOV.

SOLICITATION OF PROXIES

The Proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors, and regular employees of the Company, none of whom will receive any additional compensation for their services. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the costs of solicitation of proxies will be paid by the Company.

VOTING PROCEDURES

A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions are allowed to vote client proxies on the election of directors.

OTHER MATTERS

Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

VOTE BY TELEPHONE OR INTERNET

QUICK *** EASY *** IMMEDIATE

OPTIMUMBANK HOLDINGS, INC.

Voting by telephone or Internet is quick, easy and immediate.  As an OptimumBank Holdings, Inc. shareholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card.  Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.  Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on April 27, 2004.

To Vote Your Proxy by Internet

www.continentalstock.com

Have your proxy card available when you access the above website.  Follow the prompts to vote your shares.

To Vote Your Proxy by Phone

1 (866) 894-0537

Use any touch-tone telephone to vote your proxy.  Have your proxy card available when you call.  Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

To Vote Your Proxy by Mail

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE  ▼

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.			Please mark your votes like this	☒
	FOR	WITHHOLD AUTHORITY
1. ELECTION OF DIRECTORS (To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)	☐	☐	COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

NOMINEES:

01 Albert J. Finch, 02 Richard L. Browdy, 03 Michael Bedzow, 04 Sam Borek,
05 Irving P. Cohen, 06 Gordon Deckelbaum, 07 Paul B. Fay, Jr.,08 H. David Krinsky,
09 Wendy Mitchler, 10 Larry Willis

Signature                                                                     Signature if held jointly                                                                           Dated:                         , 2005

IMPORTANT—PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

[BLANK]

☐    FOLD AND DETACH HERE AND READ THE REVERSE SIDE    ☐

OPTIMUMBANK HOLDINGS, INC.

P R O X Y

FOR 2005 ANNUAL MEETING OF THE SHAREHOLDERS OF OPTIMUMBANK HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ALBERT J. FINCH and RICHARD L. BROWDY, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the 2005 Annual Meeting of the Company to be held on April 28, 2005, at 10:00 a.m. or at any adjournment thereof. Such shares shall be voted as indicated with respect to the proposal listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

(CONTINUED, AND TO BE MARKED, SIGNED AND DATED ON THE REVERSE SIDE)